UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): March 31, 2011

LAWSON SOFTWARE, INC.
(Exact name of registrant as specified in its charter)

Commission File Number: 000-51942

Delaware	20-3469219
(State or other jurisdiction of incorporation or organization)	(I.R.S. Employer Identification Number)
380 St. Peter Street, St. Paul, Minnesota	55102-1302
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code: (651) 767-7000

Former name or former address, if changed since last report: Not applicable

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.02.  Results of Operations and Financial Condition

On March 31, 2011, Lawson Software, Inc. (the “Company”) issued a press release relating to its financial results for the third quarter of fiscal 2011, ended February 28, 2011.  The Company also posted supplemental prepared remarks related to the third quarter of fiscal 2011 on the Investor Relations section of the Company’s website at www.lawson.com/investor.  A copy of the related press release and prepared remarks are furnished herewith as Exhibit 99.1 and 99.2, respectively.

Item 9.01.  Financial Statements and Exhibits

(d) Exhibits

99.1	Press release of Lawson Software, Inc. issued March 31, 2011

99.2	Supplemental financial information – Prepared remarks of Lawson Software, Inc. posted on the Company’s website on March 31, 2011

          The information in Item 2.02 of this Current Report on Form 8-K, including the related exhibits attached hereto, shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that Section. The information in Item 2.02 of this Form 8-K shall not be incorporated by reference into any registration statement or other document filed pursuant to the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Lawson Software, Inc.

Date:	March 31, 2011	By:	/s/ Stefan B. Schulz

Stefan B. Schulz
Senior Vice President and Chief Financial Officer
(Principal Financial and Accounting Officer)